Security Benefit(SM)
                                   ELITEDESIGNS(SM) VARIABLE ANNUITY APPLICATION


ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS

Complete the entire form to establish a new EliteDesignsSM Variable Annuity Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT

Please select the annuity type:  [ ] Non-Qualified      [ ] 403(b) TSA          [ ] Roth 403(b) TSA       [ ] Roth IRA
                                 [ ] SEP                [ ] SIMPLE              [ ] Traditional IRA

Initial Contribution $ __________________________

FOR IRAS ONLY: Current Year $ ___________________ Prior Year $ ___________________ Rollover $ ___________________
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2. PROVIDE ANNUITANT INFORMATION
Name of Annuitant __________________________________________________________________________________________    [ ] Male  [ ] Female
                  First                                      MI                        Last

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                 City                        State                      ZIP Code

Residential Address ________________________________________________________________________________________________________________
(if different from mailing address)    Street Address          City                        State                      ZIP Code

Social Security Number/Tax I.D. Number ________________________________________________    Date of Birth ___________________________
                                                                                                                (mm/dd/yyyy)

Daytime Phone Number _____________________________________________    Home Phone Number ____________________________________________
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3. PROVIDE CONTRACTOWNER INFORMATION
[ ] Same as Annuitant
Name of Contractowner ______________________________________________________________________________________    [ ] Male  [ ] Female
                      First                                  MI                        Last

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                 City                        State                      ZIP Code

Residential Address ________________________________________________________________________________________________________________
(if different from mailing address)    Street Address          City                        State                      ZIP Code

Social Security Number/Tax I.D. Number ________________________________________________    Date of Birth ___________________________
                                                                                                                (mm/dd/yyyy)

Daytime Phone Number _____________________________________________    Home Phone Number ____________________________________________
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4. PROVIDE JOINT OWNER INFORMATION

Name of Joint Owner ________________________________________________________________________________________    [ ] Male  [ ] Female
                      First                                  MI                        Last

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                 City                        State                      ZIP Code

Residential Address ________________________________________________________________________________________________________________
(if different from mailing address)    Street Address          City                        State                      ZIP Code

Social Security Number/Tax I.D. Number ________________________________________________    Date of Birth ___________________________
                                                                                                                (mm/dd/yyyy)

Daytime Phone Number _____________________________________________    Home Phone Number ____________________________________________
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V9101 (10-06)                           (10-06) EliteDesigns 16-90010-00 R (1/4)

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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)

For additional Primary Beneficiaries, please attach a separate list to the end of this application.

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PRIMARY BENEFICIARY NAME                                   DOB (MM/DD/YYYY)         RELATIONSHIP TO OWNER         % OF BENEFIT
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1.
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2.
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3.
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4.
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For additional Contingent Beneficiaries, please attach a separate list to the end of this application.

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CONTINGENT BENEFICIARY NAME                                DOB (MM/DD/YYYY)         RELATIONSHIP TO OWNER         % OF BENEFIT
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1.
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2.
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6. PROVIDE REPLACEMENT INFORMATION

Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No

Does this proposed contract replace or change any existing
annuity or insurance policy?                                      [ ] Yes [ ] No

If Yes, please list the company and policy number.

Company Name ___________________________________________________   Policy Number ___________________________________________________
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7. CHOOSE OPTIONAL RIDERS AND WITHDRAWAL CHANGE SCHEDULE

YOU MUST SELECT ONE OF THE WITHDRAWAL CHARGE SCHEDULES BELOW.
    [ ] 0-Year Withdrawal Charge Schedule
    [ ] 5-Year Withdrawal Charge Schedule


YOU MAY SELECT ONE OR MORE OF THE FOLLOWING RIDERS.(1)
    [ ] Credit Enhancement Rider at 3%.
    [ ] 6% Dollar for Dollar Living Benefit Rider.(2)
    [ ] Return of Premium Death Benefit Rider.

1 Applicant may but is not required to select one or more of the optional riders.

2    Under this rider, the maximum interest rate used in computing benefits is
     3% for Contract Value allocated to the Low Duration Subaccounts (as defined in the Rider), although this Rider otherwise calculates benefits based upon an annual effective interest rate of 6%.
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V9101 (10-06)                           (10-06) EliteDesigns 16-90010-00 R (2/4)

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8. INDICATE INVESTMENT DIRECTIONS
Please indicate your investment preferences below. Please use whole percentages totaling 100%

__%AIM V.I. Capital Appreciation    __%PIMCO VIT Total Return       __%Rydex VT EP Moderate         __%Rydex VT OTC
__%AIM V.I. International Growth    __%RVT CLS AdvisorOne Amerigo   __%Rydex VT Europe Advantage    __%Rydex VT Precious Metals
__%AIM V.I. Mid Cap Core Equity     __%RVT CLS AdvisorOne Berolina  __%Rydex VT Financial Services  __%Rydex VT Real Estate
__%DireXion Dynamic VP HY Bond      __%RVT CLS AdvisorOne Clermont  __%Rydex VT Government Long     __%Rydex VT Retailing
__%Dreyfus VIF International Value  __%Rydex VT Absolute Return        Bond Advantage               __%Rydex VT Russell 2000(R)
__%Federated Fund for U.S.             Strategies                   __%Rydex VT Health Care            Advantage
   Government Securities II         __%Rydex VT Banking             __%Rydex VT Hedged Equity       __%Rydex VT Sector Rotation
__%Federated High Income Bond II    __%Rydex VT Basic Materials     __%Rydex VT Internet            __%Rydex VT Small Cap Growth
__%Fidelity(R) VIP Contrafund(R)    __%Rydex VT Biotechnology       __%Rydex VT Inverse Dynamic     __%Rydex VT Small Cap Value
__%Fidelity(R) VIP Growth           __%Rydex VT Commodities            Dow                          __%Rydex VT Technology
   Opportunities                    __%Rydex VT Consumer Products   __%Rydex VT Inverse             __%Rydex VT Telecommunications
__%Fidelity(R) VIP Index 500        __%Rydex VT Dynamic Dow            Government Long Bond         __%Rydex VT Transportation
__%Fidelity(R) VIP Investment       __%Rydex VT Dynamic OTC         __%Rydex VT Inverse Mid Cap     __%Rydex VT U.S. Government
   Grade Bond                       __%Rydex VT Dynamic Russell     __%Rydex VT Inverse OTC            Money Market
__%Neuberger Berman AMT                2000(R)                      __%Rydex VT Inverse Russell     __%Rydex VT Utilities
   Guardian                         __%Rydex VT Dynamic S&P 500        2000(R)                      __%SBL Global
__%Neuberger Berman AMT             __%Rydex VT Dynamic             __%Rydex VT Inverse S&P 500        (OppenheimerFunds,
   Partners                            Strengthening Dollar         __%Rydex VT Japan Advantage     __%SBL Small Cap Value
__%Oppenheimer Main Street Small    __%Rydex VT Dynamic Weakening   __%Rydex VT Large Cap              (Wells Capital Management
   Cap Fund(R)/VA                      Dollar                          Growth Inc.)                 __%Van Kampen LIT Government
__%PIMCO VIT Low Duration           __%Rydex VT Electronics         __%Rydex VT Large Cap Value     __%Wells Fargo Advantage
__%PIMCO VIT Real Return            __%Rydex VT Energy              __%Rydex VT Leisure                Opportunity VT
__%PIMCO VIT StocksPLUS(R)          __%Rydex VT Energy Services     __%Rydex VT Mid Cap Advantage   MUST TOTAL 100%
   Growth and Income                __%Rydex VT EP Aggressive          Incorporated)
                                    __%Rydex VT EP Conservative     __%Rydex VT Mid Cap Growth
                                                                    __%Rydex VT Mid Cap Value
                                                                    __%Rydex VT Multi-Cap Core
                                                                       Equity
                                                                    __%Rydex VT Nova
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9. SALARY INFORMATION
PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY
REDUCTION AND/OR DEDUCTION.

Contribution Amount (select all that apply):

  [ ] Pre-tax Qualified Contribution of $ _______________ per year or _______% per pay period.

  [ ] After-tax Roth Contribution of $ _______________ per year or _______% per pay period.

Beginning: ______________________________________________ Please skip the following month(s): ______________________________________
           Date (mm/dd/yyyy)

Will your employer match contributions?  [ ] Yes  [ ] No

Employer Name ______________________________________________________________________________________________________________________

Mailing Address ____________________________________________________________________________________________________________________
                Street Address                                           City                 State                   ZIP Code

Billing Statement Address___________________________________________________________________________________________________________
(if different from above)     Street Address                             City                 State                   ZIP Code
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10. SET UP ELECTRONIC PRIVILEGES

Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative based on instructions of the Owner.

[ ] I do NOT wish to authorize electronic privileges.
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11. STATEMENT OF UNDERSTANDING

I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account. If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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V9101 (10-06)                           (10-06) EliteDesigns 16-90010-00 R (3/4)

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12. PROVIDE SIGNATURE

My signature below indicates the information provided within the application is accurate and true, including my tax identification number. TAX IDENTIFICATION NUMBER CERTIFICATION INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement
(IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number. Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien). THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

x________________________________________________________________     ______________________________________________________________
 Signature of Owner                            Date (mm/dd/yyyy)      Signed at (City/State)

x________________________________________________________________
 Signature of Joint Owner                      Date (mm/dd/yyyy)
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REGISTERED REPRESENTATIVE/DEALER INFORMATION

Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

 [ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

 [ ] Yes. If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments: __________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

Print Name of Representative _______________________________________________________________________________________________________

x __________________________________________________________________________________________________________________________________
  Signature of Representative                                                                                      Date (mm/dd/yyyy)

Address ____________________________________________________________________________________________________________________________
        Street Address                          City                                               State              ZIP Code

Daytime Phone Number ________________________________________________   Email Address ______________________________________________

Representative License I.D. Number _____________________________________________

Print Name of Broker/Dealer ________________________________________________________________________________________________________
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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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V9101 (10-06)                           (10-06) EliteDesigns 16-90010-00 R (4/4)

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Security Benefit(SM)
                                                    VARIABLE ANNUITY APPLICATION

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STATE FRAUD DISCLOSURES

Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. This state fraud disclosure applies to all jurisdictions except KS, MN and the states listed below.

AR, DC, KY, ME, NM AND OH ONLY - Any person who, knowingly and with intent to defraud any Insurance Company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

LA ONLY - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime may be subject to fines and confinements in prison.

OK ONLY - Warning: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud.

OR ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

TX ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, as determined by a court of competent jurisdiction.

VA ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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V9101 (10-06)                           (10-06) EliteDesigns 16-90010-00 I (1/1)